                          Oppenheimer Real Asset Fund
               Supplement dated September 30, 2004 to the
                   Prospectus dated October 23, 2003

1.   This  supplement  is in  addition to the  supplement  dated July 6,
2004.  The  supplements  dated February 13, 2004 and January 5, 2004 are withdrawn.

2.   The "Shareholder Fees" table and accompanying  footnotes on page 10 are deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
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                                   Class   Class   Class   Class   Class
                                   A       B       C       N       Y
                                   Shares  Shares  Shares  Shares  Shares
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Maximum Sales Charge (Load)         5.75%   None    None    None    None
on purchases (as % of offering
price)
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Maximum Deferred Sales Charge
(Load)
(as % of the lower of the           None1    5%2     1%3     1%4    None
original offering price or
redemption proceeds)
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Redemption Fee (as a percentage     2.00%   2.00%   2.00%   2.00%  2.00%
of total redemption proceeds)5
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1. A  contingent  deferred  sales  charge  may apply to  redemptions  of investments of $1 million or more ($500,000 for certain  retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after  purchase.  The contingent deferred  sales  charge  declines  to  1%  in  the  sixth  year  and  is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares  redeemed  within 18 months of a retirement  plan's first purchase of Class N shares.
5. Effective  March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are  redeemed  (either by selling or  exchanging  to another  Oppenheimer  fund) within 30 days of their  purchase.  See "How to Sell Shares" for more  information  on when the  redemption  fee will apply.

3.   The following new section  should be added after the section titled
"HOW THE FUND IS MANAGED - Advisory Fees" on page 13:

      PENDING  LITIGATION.  Six law suits  have been  filed as  putative
      derivative  and  class  actions  against  the  Fund's   investment
      Manager,  Distributor  and Transfer Agent of the Fund, some of the
      Oppenheimer  funds,  including the Fund, and Directors or Trustees of some of those funds,  excluding the Fund. The complaints allege that the  Manager  charged  excessive  fees for  distribution  and other  costs,  improperly  used assets of the funds in the form of directed  brokerage  commissions  and 12b-1 fees to pay brokers to promote  sales  of  Oppenheimer  funds,  and  failed  to  properly disclose  the  use of  fund  assets  to  make  those  payments  in violation  of  the  Investment  Company  Act  and  the  Investment
      Advisers  Act of  1940.  The  complaints  further  allege  that by permitting  and/or  participating in those actions,  the defendant
      Directors  breached their  fiduciary  duties to fund  shareholders under the  Investment  Company  Act and at common  law.  Those law suits were filed on August 31, 2004,  September 3, 2004, September
      14, 2004,  September  14, 2004,  September  21, 2004 and September
      22,  2004,  respectively,  in the U.  S.  District  Court  for the
      Southern  District of New York.  The complaints  seek  unspecified compensatory  and  punitive  damages,  rescission  of  the  funds'
      investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The Manager and the Distributor do not believe that the  pending  actions  are likely to have a material  adverse
      effect  on  the  Fund  or  on  their   ability  to  perform  their
      respective  investment  advisory or  distribution  agreements with the Fund.

4.   The  following is added to the section in "About Your Account - How to Sell  Shares" on page 29 before  the  sub-section  entitled  "Certain
Requests Require a Signature Guarantee."

      Redemption  Fee.  Effective March 15, 2004, the Fund assesses a 2%
      fee on the  proceeds of Fund shares that are  redeemed  (either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  The  redemption  fee is paid to the Fund, and is intended to offset the trading  costs,  market impact and other costs  associated  with  short-term  money movements in and out of the Fund.  The  redemption  fee is imposed to the extent that Fund shares  redeemed  exceed Fund shares that have been held more than
      30 days. For shares of the Fund acquired by exchange,  the holding period  prior to the  exchange is not  considered  in  determining whether to apply the redemption fee.

      The redemption fee is not imposed on shares:
o     held in  certain  omnibus  accounts,  including  retirement  plans qualified under Sections 401(a) or 401(k) of the Internal  Revenue
      Code,  Section  403(b)(7)   custodial  plan  accounts,   or  plans
      administered as college savings  programs under Section 529 of the
      Internal Revenue Code,
o     redeemed  under   automatic   withdrawal   plans  or  pursuant  to
      automatic  re-balancing  in  OppenheimerFunds   Portfolio  Builder
      accounts,
      o  redeemed due to death or disability of the shareholder, or
o     redeemed from  accounts for which the dealer,  broker or financial institution  of record  has  entered  into an  agreement  with the
      Distributor for this purpose.

5.   The  following  bullet  is added at the end of the  section  titled
"ARE THERE LIMITATIONS ON EXCHANGES?" on page 32:

      o     Effective  March 15, 2004, the Fund assesses a 2% fee on the proceeds of Fund shares  that are  redeemed  (either by selling or exchanging  to another  Oppenheimer  fund) within 30 days of their purchase. Further details are set forth above.

September 30, 2004
PS0735.023